UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

FUTURE HEALTH ESG CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40788	86-2305680
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 The Green

Suite 12081

Dover, DE 46260

(Address of Principal Executive Offices) (Zip Code)

(833) 388-8734

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FHLTU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	FHLT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FHLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 9, 2021, (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Common Stock and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

A total of $201,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 15 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated September 9, 2021, between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.

•	A Public Agreement, dated September 9, 2021, between Continental Stock Transfer & Trust Company and the Company.

•	A Private Warrant Agreement dated September 9, 2021, between Continental Stock Transfer & Trust Company and the Company.

•	A Letter Agreement, dated September 9, 2021, among the Company and the Company’s officers and directors, and certain other initial stockholders.

•	An Investment Management Trust Agreement, dated September 9, 2021, between Continental Stock Transfer & Trust Company and the Company.

•	A Registration Rights Agreement, dated September 9, 2021, among the Company, Cantor Fitzgerald & Co. and certain other security holders.

•	A Private Placement Warrants Purchase Agreement, dated September 9, 2021, between the Company and Future Health ESG Associates, LLC.

•	A Private Placement Warrants Purchase Agreement, dated September 9, 2021, between the Company and Cantor Fitzgerald & Co.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Bradley A. Bostic.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Travis Morgan.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and R. Mark Lubbers.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Dr. F. John Mills.

•	An Indemnity Agreement, dated September 9, 2021, between the Company and Dr. Nancy Snyderman.

Item 3.02.	Unregistered Sales of Equity Securities.

On September 9, 2021, the Company entered into Private Placement Warrants Purchase Agreements for the private sale (the “Private Placement”) of up to 7,975,000 warrants to its initial stockholders (such warrants, collectively, the “Private Placement Warrants”), at a purchase price of $1.00 per Private Placement Warrant, for gross proceeds to the Company of up to $7,975,000, to be completed simultaneously with the consummation of the Company’s IPO. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933 (as amended, the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that (1) so long as they are held by the Company’s initial stockholders or their permitted transferees, the Private Placement Warrants (including the shares of Class A Common Stock issuable upon exercise thereof) are subject to certain transfer restrictions, and the holders thereof are entitled to certain registration rights; (2) the Private Placement Warrants will not be redeemable by the Company; (3) the Private Placement Warrants may be exercised by the holders on a cashless basis and (4) the private placement warrants held by Cantor Fitzgerald & Co. will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(g)(8)(A).

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2021, Future Health ESG Corp. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of up to 500,000,000 shares of common stock, par value $0.0001 per share up to 5,000,000 shares of preferred stock. The terms of the Certificate of Incorporation are set forth in the Company’s registration statement on Form S-1, as amended (File No. 333-258911) (the “Registration Statement”), and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

On September 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
1.1	Underwriting Agreement, dated September 9, 2021, between the Company and Cowen and Company, LLC, as representative of the underwriters.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Public Warrant Agreement, dated September 9, 2021, between Continental Stock Transfer & Trust Company and the Company.

4.2	Private Warrant Agreement, dated September 9, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated September 9, 2021, among the Company and the Company’s officers and directors and certain other initial stockholders.

10.2	Investment Management Trust Agreement, dated September 9, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated September 9, 2021, among the Company, Cantor Fitzgerald & Co. and certain other security holders.

10.4	Private Placement Warrants Purchase Agreement, dated September 9, 2021, between the Company and Future Health ESG Associates, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated September 9, 2021, between the Company and Cantor Fitzgerald & Co..

10.15	Indemnity Agreement, dated September 9, 2021, between the Company and Bradley A. Bostic

10.16	Indemnity Agreement, dated September 9, 2021, between the Company and Travis Morgan.

10.17	Indemnity Agreement, dated September 9, 2021, between the Company and R. Mark Lubbers.

10.18	Indemnity Agreement, dated September 9, 2021, between the Company and Dr. John F. Mills.

10.19	Indemnity Agreement, dated September 9, 2021, between the Company and Dr. Nancy Snyderman.

99.1	Press Release dated September 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2021

FUTURE HEALTH ESG CORP.

By:	/s/ Travis A. Morgan
Name: Travis A. Morgan
Title: Chief Financial Officer